[Execution Version]

AMENDMENT NO. 5

THIS AMENDMENT NO. 5 (this “Amendment”), entered into on, and effective as of October 15, 2021 (the “Effective Date”), is made by and  among SPARK HOLDCO, LLC (“HoldCo”), a Delaware limited liability company, SPARK ENERGY, LLC (“Spark”), a Texas limited liability company, SPARK ENERGY GAS, LLC (“SEG”), a Texas limited liability company, CENSTAR ENERGY CORP., a New York corporation (“CenStar”), CENSTAR OPERATING COMPANY, LLC, a Texas limited liability company (“Censtar Opco”), OASIS POWER, LLC, a Texas limited liability company (“Oasis”), OASIS POWER HOLDINGS, LLC, a Texas limited liability company (“Oasis Holdings”), ELECTRICITY MAINE, LLC, a Maine limited liability company (“Maine”), ELECTRICITY N.H., LLC, a Maine limited liability company (“NH”), PROVIDER POWER MASS, LLC, a Maine limited liability company (“Mass”), MAJOR ENERGY SERVICES LLC, a New York limited liability company (“Major”), MAJOR ENERGY ELECTRIC SERVICES LLC, a New York limited liability company (“Electric”), RESPOND POWER LLC, a New York limited liability company (“Respond”), PERIGEE ENERGY, LLC, a Texas limited liability company (“Perigee”), VERDE ENERGY USA, INC., a Delaware corporation (“Verde Inc.”), VERDE ENERGY USA COMMODITIES, LLC, a Delaware limited liability company (“Verde Commodities”), VERDE ENERGY USA CONNECTICUT, LLC, a Delaware limited liability company (“Verde Connecticut”), VERDE ENERGY USA DC, LLC, a Delaware limited liability company (“Verde DC”), VERDE ENERGY USA ILLINOIS, LLC, a Delaware limited liability company (“Verde Illinois”), VERDE ENERGY USA MARYLAND, LLC, a Delaware limited liability company (“Verde Maryland”), VERDE ENERGY USA MASSACHUSETTS, LLC, a Delaware limited liability company (“Verde Massachusetts”), VERDE ENERGY USA NEW JERSEY, LLC, a Delaware limited liability company (“Verde New Jersey”), VERDE ENERGY USA NEW YORK, LLC, a Delaware limited liability company (“Verde New York”), VERDE ENERGY USA OHIO, LLC, a Delaware limited liability company (“Verde Ohio”), VERDE ENERGY USA PENNSYLVANIA, LLC, a Delaware limited liability company (“Verde Pennsylvania”), VERDE ENERGY USA TEXAS HOLDINGS, LLC, a Delaware limited liability company (“Verde Texas Holdings”), VERDE ENERGY USA TRADING, LLC, a Delaware limited liability company (“Verde Trading”), VERDE ENERGY SOLUTIONS, LLC, a Delaware limited liability company (“Verde Solutions”), VERDE ENERGY USA TEXAS, LLC, a Texas limited liability company (fka Potentia Energy, LLC) (“Verde Texas”), and HIKO ENERGY, LLC, a New York limited liability company (“Hiko”) (jointly, severally and together, the “Co-Borrowers,” and each individually, a “Co-Borrower”), VIA RENEWABLES, INC. (fka Spark Energy, Inc.)(“Parent”), a Delaware corporation, the Issuing Banks, COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as Agent, and each financial institution which is a party hereto (collectively, the “Banks”). Capitalized terms used herein but not defined herein shall have the meanings specified by the Credit Agreement referred to below.

W I T N E S S E T H:
WHEREAS, the Co-Borrowers, the Parent, the Agent, and the Banks have entered into the Credit Agreement dated as of May 19, 2017 (as amended, restated, supplemented or otherwise modified from time to time prior to the effectiveness of this Amendment, the “Existing Credit Agreement”; and after giving effect to this Amendment, the “Credit Agreement”); and

WHEREAS, the parties hereto have agreed to make certain amendments to the Existing Credit Agreement as provided for herein.

NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein and for other good and valuable consideration, the parties hereto agree as follows:

SECTION 1.Amendments. Effective on the occurrence of the Effective Date (as defined below), the Existing Credit Agreement is hereby amended as follows:
(a)the Existing Credit Agreement (excluding the Exhibits and Schedules thereto, which (except as set forth in clauses (b) through (i) below) shall continue to be the Schedules and Exhibits under the Credit Agreement) is amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Annex I hereto.
(b)Schedule 2.01 is deleted and replaced as set forth on Annex II hereto.
(c)Exhibit A-1 is deleted and replaced as set forth on Annex III hereto.
(d)Exhibit A-2 is amended by deleting the final sentence in footnote 3 therein and replacing it with the following: “If no Interest Period is specified with respect to any requested Daily Eurodollar Rate Loan, an Interest Period of one month’s duration shall be deemed to have been selected.”
(e)Exhibit B-1 is deleted and replaced with Exhibit B as set forth on Annex IV hereto.
(f)Exhibit B-2 is deleted.
(g)Exhibit D is deleted and replaced as set forth on Annex V hereto.
(h)Exhibit G is deleted and replaced as set forth on Annex VI hereto.
(i)Exhibit H is deleted and replaced as set forth on Annex VII hereto.
(j)Exhibit I is deleted and replaced as set forth on Annex VIII hereto.

SECTION 2.Conditions to Effectiveness. This Amendment shall be effective as of the Effective Date upon the satisfaction of the following conditions precedent:
(a)Documentation.
(i)The Agent shall have received counterparts hereof duly executed by the Loan Parties, the Agent, the Issuing Banks, and the Banks.
(ii)The Agent shall have received copies of the resolutions of each Loan Party authorizing the transactions contemplated hereby, certified as of the Effective Date by a Responsible Officer of such Loan Party.
(iii)The Agent shall have received a certificate of a Responsible Officer of each Loan Party certifying the names and true signatures of any Responsible Officers of such Loan Party who are authorized to act on behalf of each Loan Party.
(iv)The Agent shall have received (a) the certificate of incorporation, certificate of formation, or certificate of limited partnership, as applicable, of each Loan Party as in effect on the Effective Date, each certified by the Secretary of State of each such Person’s state of organization (or a certification by a Responsible Officer of such Loan Party (in form and substance satisfactory to the Agent) that such certificate of incorporation, certificate of formation, or certificate of limited partnership, as applicable, has not been amended since the previous delivery thereof to the Agent and remains in full force and effect), (b) the bylaws, regulations, operating agreement or partnership agreement, as applicable, of each Loan Party, each certified by a Responsible Officer of such Loan Party as a true and correct copy thereof as of the Effective Date (or a certification by a Responsible Officer of such Loan Party (in form and substance satisfactory to the Agent) that such bylaws, regulations, operating agreement or partnership agreement, as applicable, has (or have) not been amended since the previous delivery thereof to the Agent and remain (or remains) in full force and effect), and (c) evidence satisfactory to the Agent, that each Loan Party is in good standing under the laws of its state of organization.
(v)The Agent shall have received a Note (as defined in the Credit Agreement (after giving effect to this Amendment)) duly executed by the Co-Borrowers, for each Bank which shall have requested the same prior to the date hereof.
(vi)The Agent shall have received (x) the Subordinated Creditor Consent (in the form of Annex IX hereto) duly executed by Retailco and (y) written evidence (in form and substance satisfactory to the Agent) that the maturity of the Subordinated Debt owing to Retailco has been extended in a manner compliant with clause (a) of the definition thereof.
(vii)The Agent shall have received all documentation and other information requested by the Agent, any Issuing Bank, or any Bank that is required by regulatory authorities under applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the USA Patriot Act.

(b)Fees and Expenses. The Agent shall have received evidence of payment by the Co-Borrowers of all fees, costs and expenses to the extent then due and payable on or prior to the Effective Date, together with Attorney Costs.
SECTION 3.Representations and Warranties. Each of the Co-Borrowers hereby represents and warrants that after giving effect hereto:
(a)The execution, delivery and performance by each Loan Party of this Amendment have been duly authorized by all necessary corporate or limited liability company action, as applicable, and do not and will not contravene, conflict with or result in any breach or contravention of, or the creation of any Lien under any of such Loan Party’s organizational and governing documents, or any document evidencing any contractual obligation to which such Loan Party is a party or any order, injunction, writ or decree of any Governmental Authority to which such Loan Party or its property is subject or any Requirement of Law, to the extent any such contravention, conflict or breach has or could reasonably be expected to have a Material Adverse Effect on the Loan Parties, taken as a whole.
(b)The representations and warranties of the Loan Parties contained in the Loan Documents are true and correct in all material respects (except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which representation and warranty shall be true and correct in all respects) on and as of the Effective Date (except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) and after giving effect to this Amendment.
(c)No event has occurred and is continuing which constitutes a Default, an Event or Default or both.
SECTION 4.Share Buyback DDTL Commitments; WC Notes; Share Buyback DDTL Notes.
(a)    The Share Buyback DDTL Commitment (as defined in the Existing Credit Agreement) of each Bank is hereby terminated.
(b)    Each WC Note (as defined in the Existing Credit Agreement) and each Share Buyback DDTL Note (as defined in the Existing Credit Agreement) is hereby canceled.
SECTION 5.Ratification of Obligations; Reaffirmation of Guaranty Agreement and Liens; Post-Closing Covenant. (a) Each of the Loan Parties hereby ratifies and confirms its Obligations under the Credit Agreement and the other Loan Documents and acknowledges that all other terms, provisions and conditions of the Credit Agreement and the other Loan Documents remain unchanged (except as modified hereby) and are in full force and effect. The Parent hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty

Agreement are in full force and effect and that it continues to unconditionally and irrevocably guarantee the prompt payment in full when due, whether at stated maturity, by acceleration or otherwise, and performance of all of the Obligations. Each Loan Party hereby ratifies, confirms, acknowledges and agrees that all Liens now or hereafter held by the Agent for the benefit of the Secured Parties as security for payment of the Obligations remain in full force and effect. Each of the Parent and the Co-Borrowers hereby acknowledges, agrees, confirms and ratifies that (i) it is a “Co-Borrower” and a “Grantor” under and pursuant to the terms of the Subordination Agreement, (ii) it is bound as party thereto in such capacity, and (iii) all of its obligations and agreements thereunder are and remain in full force and effect.
(b) On or prior to the date which is thirty (30) days after the date hereof (or such later date in the sole discretion of the Administrative Agent), the Parent and Co-Borrowers shall deliver one or more legal opinions of counsel to the Parent and Co-Borrowers (in form and substance satisfactory to the Administrative Agent), which shall include opinions as to such matters required by the Administrative Agent.
SECTION 6.Governing Law. This Amendment shall be construed in accordance with, and this Amendment, and all matters arising out of or relating in any way whatsoever to this Amendment (whether in contract, tort, or otherwise) shall be governed by, the law of the State of New York, other than those conflict of law provisions that would defer to the substantive laws of another jurisdiction. This governing law election has been made by the parties in reliance (at least in part) on Section 5-1401 of the General Obligation Law of the State of New York, as amended (as and to the extent applicable), and other applicable law.
SECTION 7.Execution in Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include Electronic Signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Agent to accept electronic signatures in any form or format without its prior consent.
SECTION 8.Loan Document. This Amendment is a Loan Document.
SECTION 9.Headings. The captions and headings of this Amendment are for convenience of reference only and shall not affect the interpretation of this Amendment.
SECTION 10.Entire Agreement. THIS AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, EMBODIES THE ENTIRE AGREEMENT AND

UNDERSTANDING AMONG THE PARTIES HERETO, AND SUPERSEDES ALL PRIOR OR CONTEMPORANEOUS AGREEMENTS AND UNDERSTANDINGS OF SUCH PERSONS, VERBAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF.
SECTION 11.Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
CO-BORROWERS:

SPARK HOLDCO, LLC
SPARK ENERGY, LLC
SPARK ENERGY GAS, LLC
CENSTAR ENERGY CORP.
CENSTAR OPERATING COMPANY, LLC
OASIS POWER, LLC
OASIS POWER HOLDINGS, LLC
ELECTRICITY MAINE, LLC
ELECTRICITY N.H., LLC
PROVIDER POWER MASS, LLC
MAJOR ENERGY SERVICES LLC
MAJOR ENERGY ELECTRIC SERVICES LLC
RESPOND POWER LLC
PERIGEE ENERGY, LLC
VERDE ENERGY USA, INC.
VERDE ENERGY USA COMMODITIES, LLC
VERDE ENERGY USA CONNECTICUT, LLC
VERDE ENERGY USA DC, LLC
VERDE ENERGY USA ILLINOIS, LLC
VERDE ENERGY USA MARYLAND, LLC
VERDE ENERGY USA MASSACHUSETTS, LLC
VERDE ENERGY USA NEW JERSEY, LLC
VERDE ENERGY USA NEW YORK, LLC
VERDE ENERGY USA OHIO, LLC
VERDE ENERGY USA PENNSYLVANIA, LLC
VERDE ENERGY USA TEXAS HOLDINGS, LLC
VERDE ENERGY USA TEXAS, LLC
VERDE ENERGY USA TRADING, LLC
VERDE ENERGY SOLUTIONS, LLC
HIKO ENERGY, LLC

By:/s/ James G. Jones II
                            Name: James G. Jones II
                            Title: CFO

[Signature Page to Amendment No. 5]

PARENT:

VIA RENEWABLES, INC. (fka Spark Energy, Inc.)

By:/s/ James G. Jones II
                            Name: James G. Jones II
                            Title: CFO

[Signature Page to Amendment No. 5]

BANKS:

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as Agent, an Issuing Bank and a Bank

                            By:    /s/ Bradley Dingwall
                            Name: Bradley Dingwall
                            Title: Executive Director

                            By:    /s/ Jan Hendrik de Graaff
                            Name: Jan Hendrik de Graaff
                            Title: Jan Hendrick de Graaff

[Signature Page to Amendment No. 5]

WOODFOREST NATIONAL BANK, as a Bank

                            By:    /s/ Andy Gaines
                            Name: Andy Gaines
                            Title: SVP

[Signature Page to Amendment No. 5]

BOKF, NA, A NATIONAL BANKING ASSOCIATION DBA BANK OF TEXAS, as an Issuing Bank and a Bank

                            By:    /s/ Santiago Acuna
                            Name: Santiago Acuna
                            Title: VP, Corporate Banking

[Signature Page to Amendment No. 5]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Bank

                            By:    /s/ Melina Mackey
                            Name: Melina Mackey
                            Title: Vice President

[Signature Page to Amendment No. 5]

BANCORPSOUTH BANK, as a Bank

                            By:    /s/ Phillip M. Gonzalez
                            Name: Phillip M. Gonzalez
                            Title: Senior Vice President

[Signature Page to Amendment No. 5]

ORIGIN BANK, as a Bank

                            By:    /s/ Robert S. Martin
                            Name: Robert S. Martin
                            Title: Regional Executive Vice President

[Signature Page to Amendment No. 5]

VERITEX COMMUNITY BANK (formerly known as Green Bank), as a Bank

                            By:    /s/ Greg Christmann
                            Name: Greg Christmann
                            Title: Executive Vice President

[Signature Page to Amendment No. 5]

ZIONS BANCORPORATION, N.A. DBA AMEGY BANK, as a Bank

                            By:    /s/ Mario Gagetta
                            Name: Mario Gagetta
                            Title: Vice President

[Signature Page to Amendment No. 5]

GULF CAPITAL BANK, as a Bank

                            By:    /s/ Kristen Mclean
                            Name: Kristen Mclean
                            Title: SVP – Relationship Manager

[Signature Page to Amendment No. 5]

Annex I to Amendment No. 5

[AMENDMENTS TO CREDIT AGREEMENT]

Annex II to Amendment No. 5

SCHEDULE 2.01
Commitments

Bank	Commitment	Credit Percentage
Coӧperatieve Rabobank U.A., New York Branch	$40,000,000	17.582418%
Woodforest National Bank	$35,000,000	15.384615%
BOKF, NA, a National Banking Association dba Bank of Texas	$32,500,000	14.285714%
Wells Fargo Bank, National Association	$25,000,000	10.989011%
BancorpSouth Bank	$20,000,000	8.791209%
Origin Bank	$20,000,000	8.791209%
Veritex Community Bank (formerly known as Green Bank)	$20,000,000	8.791209%
Zions Bancorporation, N.A. dba Amegy Bank	$20,000,000	8.791209%
Gulf Capital Bank	$15,000,000	6.593406%

	$227,500,000	100%